UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2013

GOLD AND GEMSTONE MINING INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54700	98-0642269
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2144 Whitekirk Way, Draper, Utah	84020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 882-1179

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Effective January 16, 2013, Tim Cocker resigned as chief marketing officer and director of our company. Effective January 17, 2013, Tom Tucker resigned as VP of African Mining Operations and director of our company. These resignations were not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

Our board of directors now consists of Charmaine King and Martin Hall.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD AND GEMSTONE MINING INC.

/s/ Charmaine King
Charmaine King
President and Director

Date: January 23, 2013